EXHIBIT 10.19

SolarMax Technology, Inc.

3080 12th Street

Riverside, California 92507

Attn: David Hsu, CEO

Re: Subscription Agreement

Ladies and Gentlemen:

The undersigned (the “Purchaser”) hereby agrees to purchase the number of shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”) of SolarMax Technology, Inc., a Nevada corporation (the “Company”) at a purchase price of $                per share (the “Purchase Price Per Share”). The Purchaser and the Company agree as follows:

1. Subscription.

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the number of shares (the “Shares”) of Common Stock set forth on the signature page of this Agreement at the Purchase Price Per Share.

(b) The Purchaser shall pay the Purchase Price by wire transfer in accordance with the wire instructions provided by the Company contemporaneously with the execution of this Agreement.

(c) The proceeds of the sale of the Shares shall be used for working capital and general corporate purposes. The Purchaser understands that the Company requires substantial funds for its operations in addition to the proceeds from the sale of the Shares and the Company can give no assurance that the Company can or will be able to obtain such funds on reasonable terms it at all, and the failure of the Company to obtain such funds may have a material adverse effect upon its business and prospects.

2. Representations and Warranties of the Company. The Company represents and warrants to Purchaser that:

(a) The Company is a corporation organized, validly existing and in good standing under the laws of the State of Nevada and has the power and authority to conduct its proposed business. There is no jurisdiction where the failure to be qualified as a foreign corporation materially and adversely affect the business, properties, prospects or financial condition of the Company.(a “Material Adverse Effect”).

(b) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Company. This Agreement and the issuance of the Shares have been authorized by the Company’s board of directors, and this Agreement constitutes the valid and binding obligations of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and except that remedies that the grant equitable relief are at the discretion of the court. The Shares when issued upon payment of the Purchase Price will be duly and validly issued, fully paid and non-assessable.

(c) Neither the execution and delivery by the Company of this Agreement nor performance by the Company of its obligations under this Agreement violate the Company’s certificate of incorporation or bylaws or any material agreement to which the Company is a party or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company.

(d) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person, is required in connection with the execution and delivery of this Agreement, the issuance of the Shares and the performance and consummation of the transactions contemplated hereby, other than such as have been obtained and such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement.

(e) Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3 of this Agreement, in connection with the offer, sale and issuance of the Shares in the manner contemplated by this Agreement, it is not necessary for the Company to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”).

(f) As of the date hereof neither the Company, nor, to the Company’s knowledge, any Covered Person of the Company is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act, Covered Person and Disqualifying Event having the meanings set forth in Rule 506.

(g) The Company has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Company have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

(h) There are no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company at law or in equity in any court or before any other governmental authority that, if adversely determined, (i) would have a Material Adverse Effect or (ii) would enjoin, either directly or indirectly, the execution, delivery or performance by the Company of this Agreement or the transactions contemplated hereby.

(i) The Company’s Form 10-K for the year ended December 31, 2023 (the “Form 10-K”), the Company’s Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 and (the “Forms 10-Q”) comply in all material respects with the requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the information set forth in the Form 10-K and the Forms 10-Q, taken together with other filings by the Company with the Securities and Exchange Commission (the “SEC”) (collectively, the “SEC Filings”) do not, taken together, contain a material misstatement of fact or omit any fact necessary to make the information contained in the SEC Filings in light of the circumstances under which they are made, not materially misleading. The financial statements included in the Form 10-K and Forms 10-Q comply in all material respects with the requirements of the Securities Act and fairly present the financial position and the results of operations of the Company and its Subsidiaries on a consolidated basis at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved; provided that unaudited condensed consolidated financial statements of the Company in the Forms 10-Q have been prepared in accordance with accounting GAAP and applicable rules and regulations of the Securities and Exchange Commission (“SEC”) regarding interim financial reporting, and certain information and note disclosures normally included in the financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations.

3. Representations and Warranties of Purchaser. The Purchaser, represents and warrants to the Company as follows:

(a) The Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform the Purchaser’s obligations hereunder. If the Purchaser is an entity, all action required by its governing instruments has been taken. This Agreement constitutes valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) The Purchaser is either a U.S. Person (as defined in Regulation S of the Securities and Exchange Commission under the Securities Act (“Regulation S”)) or a non-U.S. Person, as set forth on the signature page of this Agreement, and accordingly represents the applicable matters under clause (i) or (ii) below:

(i) Applicable to U.S. Persons: (A) At the time the Purchaser was offered the right to purchase the Shares, the Purchaser was, and as of the date hereof, the Purchaser is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) as indicated in the questionnaire attached as Exhibit A to this Agreement.

(ii) Applicable to non-U.S. Persons: The Purchaser understands that the sale of the Shares is made pursuant to and in reliance upon Regulation S. The Purchaser is not a U.S. Person, is acquiring the Shares in an Offshore Transaction (as defined in Regulation S) in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Shares outside of the United States.

(c) The Purchaser is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Agreement. The Purchaser understands and agrees that securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein. The Purchaser understands the meanings of the terms U.S. Person and Offshore Transaction.

(d) The Purchaser has been advised that the Shares are restricted securities and have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Purchaser is aware that the Company is under no obligation to effect any such registration with respect to the Shares or to file for or comply with any exemption from registration. The Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Shares to be acquired by the Purchaser hereunder for his or its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Purchaser has no intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser has made an independent investment decision to purchase the Shares and not as part of a group.

(e) The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Shares and is able to sustain a complete loss of such investment without impairing the Purchaser’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. The residency of the Purchaser (or, in the case of an entity, the entity’s principal place of business) is correctly set forth on the signature page. The Purchaser understand the risks set forth in the Form 10-K. The Purchaser is not relying on any projections of future results in making an investment in the Company. The Purchaser understands that the Company has not made any projections as to future operations. The Purchaser has consulted his or its own legal, accounting and investment counsel to the extent that the Purchaser deems necessary.

(f) The Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio or any social media; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising. The Purchaser has a pre-existing relationship with the Company and/or its affiliates.

(g) Neither the Purchaser nor any of its officers, directors, employees, agents, stockholders, partners, members, managers or affiliates has taken any action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the sale of the Shares pursuant to this Agreement. The Purchaser shall indemnify and hold harmless the Company, its officers and directors from any against any manner of loss, liability or expense they may incur as a result of breach of this Section 3(g).

(h) Neither the Purchaser nor any of its officers, directors, employees, agents, stockholders, partners, members or managers has either directly or indirectly, including through a broker or finder, (i) published any advertisement in connection with the offer and sale of the Shares or (ii) referred to the offering in any social media nor will they or any of them engage in any such activities prior to the completion of the offering.

(i) The Purchaser has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Purchaser relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Purchaser understands that it (and not the Company) shall be responsible for any tax liability that Purchaser may incur as a result of this investment and the transactions contemplated by this Agreement.

(j) Neither (i) the Purchaser, or, (ii) if the Purchaser is an entity, any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor any beneficial owner of any of the Company’s voting equity securities is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act.

(k) None of (i) the Purchaser; (ii) any person controlling or controlled by the Purchaser; (iii) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (iv) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Purchaser”). The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that The Purchaser is permitted to do so under applicable law. If The Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), The Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by The Purchaser and used to purchase the Shares were legally derived. The Purchaser agrees to indemnify and hold harmless the Company, its officers and directors for any loss, liability damage or expense, including reasonable fees and expenses of counsel, it may incur as a result of a breach by the Purchaser of this Section 3(k).

4. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings, letters of intent and term sheets. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier or e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the Company or the Purchaser at the address set forth on the signature page of this Agreement to the attention of the person who executed this Agreement on behalf of such party. Any party may, by like notice, change the address, person, telecopier number or e-mail to which notice shall be sent.

(c) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the City of Riverside, County of Riverside, in the State of California, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 4(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

(d) THE COMPANY AND THE PURCHASER WAIVE THE RIGHT TO A TRIAL BY JURY TO THE MAXIMUM EXTENT PERMITTED BY LAW.

(e) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. The Purchaser has no right to assign this Agreement.

(f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(g) Words importing the singular number only shall include the plural and vice versa, words importing the masculine, feminine or neuter gender shall include the other genders.

(h) Each party shall pay its own expenses in connection with this Agreement.

(i) If less than a complete copy of this Agreement is delivered to the Company, the Company and its advisors (including legal counsel) are entitled to assume that the Purchaser accepts and agrees, and the Purchaser shall be deemed to have accepted and agreed, to all of the terms and conditions of the pages not delivered unaltered.

[Signatures on following page]

Signature Page

Individual Investor

Number of Shares Purchased: ____________________

Purchase Price Per Share: _______________________

Purchase Price: _____________________________

Please Print Name: Name: ________________________ Address: ______________________ ______________________ Email: ________________________ Social Security No. ______________ Date:	Please Sign ___________________________ (Signature)

The Purchaser is [  ] an accredited investor or [  ] an investor that is not a U.S. Person and is purchasing the Shares pursuant to Regulation S of the Securities and Exchange Commission.

Please provide a copy of the Purchaser’s passport or license

ACCEPTED:	Dated: , 2025

SOLARMAX TECHNOLOGY, INC.

By:

David Hsu, CEO

Address:

3080 12th Street

Riverside, California 92507

Email: DavidH@solarmaxtech.com and

sbrown@solarmaxtech.com

Date:

[Individual Purchaser Signature Page to Subscription Agreement of SolarMax Technology, Inc.]

Signature Page

Entity Investor

Number of Shares Purchased:

Purchase Price Per Share:

Purchase Price: ``

Please Print:

___________________________________

Name:

Entity Address:

__________________________________________

Taxpayer Identification Number:

Correspondence Address (if different from above):

__________________________________________

__________________________________________

Email:

Please Sign: _________________________ (Signature) Name: Title: __________________ (Date)

The Purchaser is [ ] an accredited investor or [ ] an investor that is not a U.S. Person and is purchasing the Shares pursuant to Regulation S of the Securities and Exchange Commission.

Please provide a copy of the passport or license of the principal owner and CEO.

ACCEPTED:	Dated: , 2025

SOLARMAX TECHNOLOGY, INC.

By: ______________________

David Hsu, CEO

Address:

3080 12th Street

Riverside, California 92507

Email: DavidH@solarmaxtech.com and

sbrown@solarmaxtech.com

Date:

[Entity Purchaser Signature Page to Subscription Agreement of SolarMax Technology, Inc.]

Exhibit A

Accredited Investor Questionnaire

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please initial all boxes that apply):

_______ (i)	A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of the Purchaser’s purchase, exceeds $1,000,000;

A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse. (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than indebtedness secured by your primary residence, up to the estimated fair market value of the primary residence, unless the borrowing occurs in the 60 days preceding the purchase of the Units and is not in connection with the acquisition of the primary residence. In such cases, the debt secured by the primary residence must be treated as a liability in the net worth calculation.). In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Units, the incremental borrowing must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth);

_______ (ii)

A natural person who had an individual income in excess of $200,000, or joint income with the Purchaser’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” the Purchaser should add to the Purchaser’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_______ (iii)	A director or executive officer of the Company;

_______ (iv)

A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

_______ (v)

A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of the Investment Company Act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of the Investment Company Act;

_______ (vi)

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_______ (vii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

_______ (viii)

An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under the section 203(l) or (m) of the Investment Advisers Act;

_______ (ix)	An insurance company as defined in section 2(13) of the Exchange Act;

_______ (x)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

_______ (xi)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_______ (xii)	A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

_______ (xiii)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______ (xiv)

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______ (xv)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______ (xvi)

An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

_______ (xvii)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_______ (xviii)

A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

_______ (xix)

A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

_______ (xx)	A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

_______ (xxi)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

_______ (xxii)

An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs. If the Purchaser is an accredited investor because all equity owners are accredited investors, each equity owner should complete an accredited investor questionnaire and should provide a copy of his or her license or passport

Type of the Purchaser. Indicate the form of entity of the Purchaser:

☐	Individual	☐	Limited Partnership
☐	Corporation	☐	General Partnership
☐	Revocable Trust	☐	Limited Liability Company
☐	Other Type of Trust (indicate type):
☐	Other (indicate form of organization):